Commitments and Contingencies	12 Months Ended
Sep. 30, 2013
Commitments and Contingencies [Abstract]
Legal Matters and Contingencies [Text Block]
Commitments and Contingencies
The Company has provided for the estimated costs associated with environmental remediation activities at some of its current and former manufacturing sites. The Company believes that any additional liability in excess of the amounts provided of approximately $5,055, which may result from resolution of these matters, will not have a material adverse effect on the financial condition, results of operations or cash flows of the Company.
The Company is a defendant in various litigation matters generally arising out of the ordinary course of business. The Company does not believe that any of the matters or proceedings presently pending will have a material adverse effect on its results of operations, financial condition, liquidity or cash flows.
The Company’s minimum rent payments under operating leases are recognized on a straight-line basis over the term of the leases. Future minimum rental commitments under non-cancelable operating leases, principally pertaining to land, buildings and equipment, are as follows:

2014	$39,491
2015	33,376
2016	27,906
2017	23,471
2018	14,578
Thereafter	34,298

Total minimum lease payments	$173,120

All of the leases expire between October 2013 and July 2023. The Company’s total rent expense was $41,829, $34,327 and $40,298 during Fiscal 2013, Fiscal 2012 and Fiscal 2011, respectively.